Aquestive Therapeutics Announces Common Stock Purchase Agreement for up to $40 Million with Lincoln Park Capital Š Provides Access to Additional Capital to Support Growth WARREN, N.J., April 13, 2022 (GLOBE NEWSWIRE) -- Aquestive Therapeutics, Inc. (NASDAQ: AQST), a pharmaceutical company advancing medicines to solve patients’ problems with current standards of care and provide transformative products to improve their lives, today announced it has entered into a common stock purchase agreement for up to $40 million with Lincoln Park Capital Fund, LLC (“LPC”), a Chicago-based institutional investor.  Under the terms of the purchase agreement and registration rights agreement, Aquestive will have the right in its sole discretion, but not the obligation, to sell to LPC up to $40 million worth of shares of its common stock over the 36-month term of the agreement. Aquestive controls the timing and amount of any future sales of its shares of common stock and LPC is obligated to make purchases in accordance with the purchase agreement, subject to various limitations including those under the Nasdaq listing rules. Any common stock that is sold by Aquestive will occur at a purchase price that is based on the market prices prevailing at the time of each sale to LPC. There is no upper limit to the price per share that LPC may pay for future stock issuances under the purchase agreement, and LPC has agreed not to cause or engage in any direct or indirect short selling or hedging of Aquestive’s common stock. No warrants are being issued in this transaction and the purchase agreement does not contain any rights of first refusal, participation rights, penalties or liquidated damages provisions in favor of any party. Aquestive may terminate the purchase agreement at any time, at its sole discretion, without any cost or penalty. Aquestive intends to use the net proceeds from the sale of its common stock under the purchase agreement for working capital and general corporate purposes to support its growth. “We are pleased to enter into this agreement with Lincoln Park Capital, as it represents an important potential source of capital available to the Company,” said Keith Kendall, Chief Executive Officer of Aquestive. “This commitment provides Aquestive additional capital flexibility and optionality to support our business needs.” Additional information regarding the purchase agreement and registration rights agreement with LPC will be available in a Current Report on Form 8-K to be filed by Aquestive with the Securities and Exchange Commission (“SEC”). The shares of common stock covered by the purchase agreement are being offered pursuant to a shelf registration statement (File No. 333-254775) that was declared effective by the SEC on April 5, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The offering can be made only by means of the prospectus supplement and accompanying prospectus, copies of which may be obtained at the SEC’s website at www.sec.gov or by request from Aquestive at 30 Technology Drive, Warren, New Jersey 07059 or by telephone at (908) 941-1900. About Aquestive Therapeutics Aquestive Therapeutics, Inc. (NASDAQ: AQST) is a pharmaceutical company advancing medicines to solve patients’ problems with current standards of care and provide transformative products to improve their lives. We are developing orally administered products to deliver complex molecules, providing novel alternatives to invasive and inconvenient standard of care therapies. Aquestive has five commercialized products on the U.S. market, four licensed products and one stand-alone proprietary product to date, Sympazan® (clobazam) oral film for the treatment of seizures associated with Lennox-Gastaut syndrome. Our licensees market their products in the U.S. and around the world. The Company also collaborates with pharmaceutical companies to bring new molecules to market using proprietary, best-in-class technologies, like PharmFilm®, and has proven drug development and commercialization capabilities. Aquestive is advancing a late-stage proprietary product pipeline focused on treating diseases of the central nervous system, or CNS, and an earlier stage pipeline for the treatment of severe allergic reactions, including anaphylaxis. For more information, visit Aquestive.com and follow us on LinkedIn. About Lincoln Park Capital Fund, LLC (LPC) LPC is a long-only institutional investor headquartered in Chicago, Illinois. LPC’s experienced professionals manage a portfolio of investments in public and private entities. These investments are in a wide range of companies and industries emphasizing life sciences and technology. LPC’s investments range from multi-year financial commitments to fund growth to special situation financings to long-term strategic capital offering companies flexibility and consistency. Forward-Looking Statement  Certain statements in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible sales of Aquestive’s common stock pursuant to the purchase agreement transaction with Lincoln Park Capital, including proposed use of proceeds, the amount and prices of any such sales under the purchase agreement, our financing needs, market opportunities, and other statements that are not historical facts. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in these forward-looking statements. These forward-looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials for AQST-109 and our other product candidates; risk of delays in FDA approval of AQST-109, Libervant™ (diazepam) Buccal Film and our other drug candidates or failure to receive FDA approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S. and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk in obtaining market access for other reasons; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company’s products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings and associated costs, including patent infringement, investigative and antitrust litigation matters; changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm®, Sympazan® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. Investor Inquiries ICR Westwicke Stephanie Carrington Stephanie.carrington@westwicke.com  646-277-1282